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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)December 9, 1997

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On December 9, 1997 TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 20.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Arthur H. Wilder
    -----------------
Arthur H. Wilder
Vice President, Finance and Administration,
and Chief Financial Officer

Date: December 9, 1997

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                            INDEX TO EXHIBITS

20.  Press Release, dated December 9, 1997

           TCSI HIRES NEW VICE PRESIDENT OF PRODUCT DEVELOPMENT

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For additional information contact:
  Leigh Salvo
  TCSI Corporation
  (510)     749-8653
  lsalvo@tcsi.com

           TCSI HIRES NEW VICE PRESIDENT OF PRODUCT DEVELOPMENT

ALAMEDA, CALIFORNIA - December 9, 1997 - TCSI Corporation (Nasdaq: TCSI), a leading global provider of software to the telecom industry, today announced that Cheng Liu has joined TCSI's operating team as vice president of product development. Mr. Liu brings to TCSI more than 20 years of telecom experience with BellCore and Bell Laboratories delivering large scale operational support systems to many of the regional bell operating companies (RBOCs).

Cheng Liu has extensive experience in management, operations, product development, and strategic planning in the software development industry. He has directed the development of a number of key revenue generating systems, including network database management and intelligent network services for many RBOCs. In addition, he directed software development in fraud control, network administration and management, negotiated partnership agreements and implemented an ISO 9001 quality process.

"Our goal is to offer our customers value-priced, customizable products that reduce the time to market for their products and services," said Ram Banin, president and chief executive officer, TCSI. "To facilitate this strategy, we needed a skilled professional to lead our team of talented engineers and continue building an organization that delivers high quality products that meet our telecom customers specific needs. We are especially pleased that Cheng accepted our offer as he brings not only vast telecom experience to TCSI, but he has worked on projects that are directly related to TCSI's core business of network and service management systems."

TCSI Corporation Product and Services
TCSI provides integrated products and services to many of the world largest and most successful telecom companies. TCSI offers SolutionServicesTM, a full range of services including consulting, customized development, deployment,  maintenance,  and training.  SolutionCoreTM,  TCSI's  industry-
leading   application  environment,  enables  the  rapid  development   and
deployment of advanced element, network, and services management systems. TCSI's SolutionSuitesTM are integrated packages of applications components to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks.

About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A recognized innovator in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.


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